UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
October 1, 2026

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-113669
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Number of Issuer of the Collateral Certificate: 333-60418-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Number of Depositor: 333-60418
Central Index Key Number of Depositor: 0001139552

Comenity Capital Bank
(Successor to Comenity Bank)
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0002142858

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3095 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2026, Comenity Capital Bank (“CCB”) entered into a Seventh Amended and Restated Service Agreement (the “Seventh Amended and Restated Service Agreement”) with Comenity Servicing LLC (“CSERV”), pursuant to which CSERV provides certain services to CCB. A copy of the Seventh Amended and Restated Service Agreement is filed with this Form 8-K as Exhibit 99.1.

On October 1, 2026, CCB and CSERV entered into the First Amendment (the “First Amendment”) to the Seventh Amended and Restated Service Agreement. A copy of the First Amendment is filed with this Form 8-K as Exhibit 99.2.

Item 6.02. Change of Servicer.

As discussed below under “Item 8.01. Other Events,” upon the merger of Comenity Bank (formerly known as World Financial Network Bank) (“CB”) with and into CCB, with CCB as the surviving entity, CCB assumed all rights, duties and obligations of CB in any capacity relating to the World Financial Network Credit Card Master Trust (the “Master Trust”) and the World Financial Network Credit Card Master Note Trust (the “Note Trust”, together with the Master Trust, the “Trusts”), including responsibility for originating credit card accounts, servicing the credit card receivables held by the Master Trust under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001 (as amended, supplemented and otherwise modified from time to time, the “Pooling and Servicing Agreement”), among WFN Credit Company, LLC, as transferor (“WFN Credit”), CB, as servicer, and U.S. Bank National Association, as trustee (“U.S. Bank”), and servicing the receivables for the benefit of the Note Trust under the Transfer and Servicing Agreement, dated as of August 1, 2001 (as amended, supplemented and otherwise modified from time to time, the “Transfer and Servicing Agreement”), among WFN Credit, as transferor, CB, as servicer, and the Note Trust, as issuer.

CCB is a Utah industrial bank and Federal Deposit Insurance Corporation (the “FDIC”)-insured depository institution, with its headquarters at 12921 South Vista Station Blvd, Suite 100, Draper, UT 84020. CCB is an indirect, wholly-owned subsidiary of Bread Financial Holdings, Inc. (the “Corporation”) and an affiliate of CB. CCB issues co-brand general purpose and private label credit card products for nationally recognized retailers and other brand partners and offers direct-to-consumer credit solutions. Products are offered through CCB’s co-brand and private label credit card programs, direct-to-consumer proprietary general purpose credit cards, pay-over-time products, including both installment loan and “split-pay” offerings through its payment technology solution, Bread Pay, and direct-to-consumer, or retail, deposit products, referred to as Bread Savings, primarily in the form of certificates of deposits and high-yield savings accounts. As of the date of this Report, CCB is regulated and supervised by the Utah Department of Financial Institutions, the FDIC and the Consumer Financial Protection Bureau. CCB has been confirmed to qualify as an Eligible Servicer under each of the Pooling and Servicing Agreement and the Transfer and Servicing Agreement.

CB had been the servicer under the Pooling and Servicing Agreement and the Transfer and Servicing Agreement, and had been servicing the credit card receivables in the Master Trust since January 17, 1996.

Pursuant to the Pooling and Servicing Agreement and the Transfer and Servicing Agreement, the servicer is responsible for servicing and administering the receivables, collecting payments due under the receivables and charging off uncollectible receivables, all in accordance with its customary and usual servicing procedures for servicing credit card receivables comparable to the receivables and in accordance with the credit card guidelines. The servicer is also responsible for establishing and maintaining the collection account and the excess funding account, allocating collections among each series of securities, preparing daily reports and monthly servicer’s certificates for the trustee and the indenture trustee, making filings with the Securities and Exchange Commission (the “SEC”) on behalf of the Trusts, and paying all expenses incurred in connection with the Trusts and servicing activities, including fees and disbursements of the trustee, indenture trustee, owner trustee and administrator.

The servicer’s rights and obligations with respect to servicing the credit card receivables held by the Master Trust are more fully described in the form of prospectus filed with the SEC on April 2, 2025, which is included as part of the Registration Statement on Form SF-3 relating to the notes of the Note Trust (File Nos. 333-286337, 333-286337-01 and 333-286337-02).

Item 8.01. Other Events.

On October 1, 2026, the Corporation completed the merger of its indirect, wholly-owned subsidiary, CB, with and into CCB, an indirect, wholly-owned subsidiary of the Corporation, with CCB as the surviving entity. By virtue of the merger, all property and rights and all of the liabilities and obligations of CB as they existed at the time of the merger became the property and rights and liabilities and obligations of CCB, which also became the successor to CB in each of its capacities in relation to WFN Credit, as depositor, the Master Trust and the Note Trust, including as sponsor, servicer and administrator.

In connection with the merger, succession and related events described above, the Omnibus Securitization Agreements Assignment and Assumption Agreement, among CB, CCB, WFN Credit, the Note Trust, U.S. Bank, and the lead agent and administrative agents party thereto (the “Omnibus Securitization Agreements Assignment and Assumption Agreement”), listed below under “Item 9.01(d). Exhibits” was executed on September 23, 2026, and became effective as of October 1, 2026.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Document Description

4.1.1	Omnibus Securitization Agreements Assignment and Assumption Agreement.

99.1	Seventh Amended and Restated Services Agreement.

99.2	First Amendment to Seventh Amended and Restated Services Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Wai Chung
Name: Wai Chung
Title: Treasurer

Dated: October 1, 2026